Exhibit 99.1

Helmerich & Payne, Inc. Bank of America Energy Conference November 13-14, 2008 Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company’s Form 10-K filed with the Securities and Exchange Commission on November 28, 2007.

H&P’s Global Rig Fleet * Includes existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 224 249 0 50 100 150 200 250 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E* Rigs Available Fiscal Year (Ending Sept 30) International Land Offshore U.S. Land

$0 $100 $200 $300 $400 $500 $600 GW* PTEN** NBR*** HP Operating Income (Millions) U.S. Land Drilling Operating Income 12 Months Ended June 30, 2008 Most Profitable Driller in U.S. Land Business ** PTEN’s operating income includes drilling operations in Canada. *** NBR’s operating income corresponds to their U.S. Lower 48 Land Drilling segment. * GW’s operating income includes drilling operations in Mexico.

 Create value through efficiency and safety Provide the most innovative and advanced drilling rigs Structure the organization required to support them Drive customers’ total well costs down Seize opportunities to expand market share Deliver premium margins and sustainable growth to shareholders H&P’s Differentiated Approach

Growth in H&P’s U.S. Land Fleet * Includes existing rigs and announced new build commitments only. 30 36 40 39 49 66 83 90 90 113 157 185 208 0 25 50 75 100 125 150 175 200 225 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E* U.S. Land Rigs Fiscal Year (Ended Sept 30)

60% 70% 80% 90% 100% Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Estimated Avarege Rig Utilization Quarter Ended U.S. Land Estimated Average Rig Utilization* H&P Peers** ** Represents estimated average combined utilization for PTEN, NBR, UNT and GW in the Lower 48. Technology and Quality Service Make a Difference * Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the quarter.

-30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Change in Average Active Rigs Quarter Ended Growth / Decline in U.S. Land Average Rig Activity H&P (From 84 to 168 Rigs at ~96% Utilization in Q2CY08) Peers* (From 663 to 694 Rigs at ~78% Utilization in Q2CY08) *Represents average active rigs for PTEN, NBR, UNT and GW. H&P Rapidly Gaining Market Share

$4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Average Rig Margin per Day Quarter Ended U.S. Land Average Daywork Margins H&P Peers* *Represents weighted-average rig margin per day for PTEN, NBR, UNT and GW. Technology and Quality Service Make a Difference 62% H&P’s Margin Premium

12% 14% 16% 18% 20% 22% 24% PTEN NBR GW HP Return on Equity 12 Months Ended June 30, 2008 Returns are Ultimately Driven by Performance

Estimated Growth from 2007-2008 and 2008-2009 (Calendar Years) Delivering Earnings Growth to Shareholders Earnings per Share Growth Analyst Estimates CY2007-CY2008 (First Call Consensus - November 10, 2008) -40% -30% -20% -10% 0% 10% 20% 30% GW PTEN NBR HP Earnings per Share Growth Analyst Estimates CY2008-CY2009 (First Call Consensus - November 10, 2008) -40% -30% -20% -10% 0% 10% 20% 30% GW PTEN NBR HP

$907 $1,065 6.17 7.24 4.21 4.84 $0 $2 $4 $6 $8 $10 $12 $0 $200 $400 $600 $800 $1,000 $1,200 2002 2003 2004 2005 2006 2007 2008C* 2009C* Consensus EPS and CPS Expectations Consensus EBITDA Expectations (Millions) Fiscal Year** Actual and Consensus EPS, CPS and EBITDA EBITDA CPS EPS Delivering Growth to Shareholders * Represents Thomson First Call consensus expectations as of November 10, 2008. ** Actuals exclude proceeds from the sale of portfolio securities, sale of drilling equipment and insurance settlements.

H&P’s Active Fleet (11/14/08) * Includes pending deliveries corresponding to new build commitments announced through 7/31/08 ** The idle Offshore rig is contracted and waiting on the customer’s platform. H&P New Builds Drilling Pending Segment Active Delivery* Idle U.S. Land 180 21 7 International Land 27 5 0 Offshore 8 0 1**

Long-term contracts – Over half of our fiscal 2009 potential U.S. land revenue days are already contracted at attractive dayrates Customer base – About 80% of our U.S. land fleet is operated by majors and very large independents Over half of H&P’s rigs in the U.S. land spot market are FlexRigs Strong Balance Sheet – Debt-to-cap ratio under 20% Well Positioned to Cope with Market Volatility

End of Presentation

Additional References:

H&P Basics Founded: 1920 Activity: Contract Drilling for Oil and Gas Symbol: HP (NYSE, Since 1963) Employees: 7,400 (Worldwide) Market Cap: $2.7 (In Billions, November 12, 2008) Assets: $3.4 (In Billions, June 30, 2008) EBITDA: $849 (In Millions, 12 months ended June 30, 2008) Debt: $455 (In Millions, June 30, 2008)

U.S. Land 208 U.S. FlexRigs 169* Mobile & Conventional 39 International Land 32** H&P’s Global Rig Fleet 249 Total Rigs (Includes New Build Commitments) * Includes 23 rigs scheduled for delivery during fiscal 2009 (October 1, 2008 through September 30, 2009). ** Includes 1 FlexRig operating in Tunisia and 7 FlexRigs scheduled for delivery in fiscal 2009. Offshore 9

$0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Operating Income per Quarter (Millions) Quarter Ended H&P Segment Operating Income International Land Offshore U.S. Land H&P’s Growth in Operating Income * Excludes asset impairment charge in the Offshore segment. * ** Excludes effect of one time depreciation adjustment corresponding to prior years in the International Land segment. **

 180 of 187 rigs active as of 11/14/08, including 110 under term contracts FlexRigs continue to deliver outstanding field performance at 100% utilization More than half of the segment’s potential revenue days for fiscal 2009 are already contracted Expansion continues through new build program H&P’s U.S. Land Operations

50 67 60 0 20 40 60 80 100 120 140 160 180 200 Thru FY2004 FY2005 - 2006 FY2007 - 2008 Number of FlexRigs FlexRig Announcements and Completions LT Contracts Announced Since Peak of 2006 LT Contracts Announced Thru Peak of 2006 Previously Existing FlexRigs Completed and Active FlexRigs The Remarkable Success of the H&P FlexRig 177 152

H&P is Leading the U.S. Land Retooling Effort



Active H&P U.S. Land Fleet
(180 Rigs as of 11/14/08)
Total Active U.S. Land Fleet (Estimates)
(~2,200 Rigs)
Conventional Rigs
Other New Builds (FlexRig 1 & 2)
AC Driven (FlexRig 3 & 4)
AC Driven New Builds
Other New Builds
Refurbished rigs, built between 1940s and 1982
Conventional Rigs

HELMERICH & PAYNE, INC.

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

 Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

Value Proposition Example – H&P vs. Competitors Estimated Field H&P FlexRig3 Competitor Average 2008 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $19,500 $26,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $34,500 $41,500 Total cost per well (daily services) $690,000 $531,200 3. Total well savings with H&P – per well $158,800 per year $4.5MM

Value added from FlexRig operations Significant H&P dayrate premium Increased wells per rig per year: 10.3 wells Early production: Incremental wells on production Lowest total well cost Value Proposition Example – H&P vs. Competitors

FlexRig4 – Performance Sample ROCKY MOUNTAINS Depth (ft) 0 2,000 4,000 6,000 8,000 10,000 Time (days) 0 2 4 6 8 10 12 14 16 37% Improvement 2008 Average Spud to Spud Parachute - Conventional 2008 H&P Average - Parachute - 44 Wells

FlexRig4 – Performance Sample FlexRig4s Barnett Shale Depth (ft) 0 2,000 4,000 6,000 8,000 10,000 12,000 Time (days) 0 2 4 6 8 10 12 14 16 18 20 22 24 40% Improvement Customer’s Target Curve H&P Average - Apr. to Aug. ‘08

Strong daily margins Eight of nine rigs are currently active The ninth rig is contracted and expected to begin operations in early to mid 2009 H&P’s Offshore Operations

International industry rig count is increasing H&P international land rigs currently 100% utilized Seven new FlexRigs to be delivered in Latin America beginning in early fiscal 2009 Actively seeking additional growth opportunities around the world H&P’s International Land Operations

$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $0 $20 $40 $60 $80 $100 $120 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E 2009F U.S. Dollars per Thousand Cubic Feet U.S. Dollars per Barrel Crude Oil & Natural Gas Prices West Texas Intermediate Spot Average Henry Hub Spot Average Crude Oil & Natural Gas Prices Source: Energy Information Administration, Short-term Energy Outlook as of 10/22/2008. Crude Oil Natural Gas Crude (11/10/08) NG (11/10/08)

0 250 500 750 1000 1250 1500 1750 2000 $0 $2 $4 $6 $8 $10 $12 $14 $16 2000 2001 2002 2003 2004 2005 2006 2007 2008 Land Rig Count (Monthly Average) Gas Price (Monthly Average - mcf) Gas Price (Henry Hub) BHI Rig Count (Monthly Avg) U.S. Land Rig Count vs. Commodity Prices $4.50 / mcf $6.00 / mcf $3.00 / mcf Source: Energy Information Administration $7.50 / mcf September 2008 October 2008

AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities Leader in New Ideas & Applied Technology

Driller on a Conventional Rig vs. FlexRig

Roughnecks on a Conventional Rig vs. FlexRig

H&P’s Organizational Support Structure

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